UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 6, 2025

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 6, 2025, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced positive topline results from a Phase 1, single ascending dose trial of its TNX-1500 (Fc-modified humanized anti-CD40L monoclonal antibody, or mAb) product candidate in healthy participants. A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.01, and incorporated herein by reference.

The Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. A copy of the presentation is filed as Exhibit 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 6, 2025, the Company announced positive topline results from a Phase 1, single ascending dose trial of TNX-1500 in healthy participants. The objectives of the Phase 1 trial were to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics of intravenous TNX-1500, as well as to support dosing in a planned Phase 2 trial in kidney transplant recipients. First generation anti-CD40L mAb ruplizumab showed activity in modulating autoimmunity and rejection in allo- and xeno-transplantation, but was limited by an increased risk of thrombosis. The Company created TNX-1500, a next generation anti-CD40L mAb, by reengineering the Fc region of ruplizumab to preserve activity with improved safety. The Company believes that the results of the Phase 1 study indicate that TNX-1500 has met these design objectives, and that the results of this study and prior animal studies indicate that TNX-1500 is potentially best-in-class among anti-CD40L mAbs in development.

Top line results from the TNX-1500 Phase 1 study showed that TNX-1500 at the 10 mg/kg and 30 mg/kg doses blocked both the primary and secondary antibody responses to a test antigen. The pharmacokinetic data support monthly dosing at doses of 10 mg/kg or above.  The Company believes that TNX-1500 has the potential to prevent organ transplant rejection and improve graft survival with reduced long-term toxicity burden relative to current immunosuppressive regimens.”

Methods and Topline Results

■	Dosing: TNX-1500 solution was infused intravenously over a period of one hour to achieve doses of 3 mg/kg, 10 mg/kg, and 30 mg/kg. Participants were observed in the clinic for one day and followed with periodic clinic visits to Day 120.

■	Keyhole Limpet Hemocyanin (KLH) Challenge: To evaluate the immune modulation potency of TNX-1500, participants received an antigen challenge with KLH (Immucothel®) administered subcutaneously (SC) on Day 2 and Day 29 of the study.

■	Disposition: A total of 26 participants were enrolled in three Cohorts (3 mg/kg, 10 mg/kg, and 30 mg/kg, n=2 placebo). A total of 24 participants completed the study and two discontinued early (one placebo participant was lost to follow-up and one on TNX-1500 withdrew consent).

■	Tolerability: TNX-1500 was generally well-tolerated with a favorable safety and tolerability profile. The only treatment-emergent adverse event (“TEAE”) occurring in three or more participants among all TNX-1500 groups was aphthous ulcer, occurring in one participant each in the 3 mg/kg, 10 mg/kg, and 30 mg/kg groups; all were rated as mild, possibly related, and resolved in 2-10 days. There were no TEAEs assessed as related to KLH administration. No TEAEs led to study discontinuation and there were no serious adverse events. There were no thromboembolic events, which were prespecified as TEAEs of special interest.

■	Pharmacodynamics: TNX-1500 at 10 mg/kg and 30 mg/kg blocked both the primary and secondary anti-KLH Ab responses, evidenced by the mean Ab level at all sampled timepoints (through Day 120) being below the lower limit of quantitation (400 µg/L). TNX-1500 at 3 mg/kg blocked the primary response to KLH Day 2 challenge and reduced the peak secondary response to KLH Day 29 challenge by approximately two thirds (69%) relative to the peak response to placebo.

■	Pharmacokinetics: The mean (SD) half-life of TNX-1500 was: 3 mg/kg, 19.6 (9.29) days; 10 mg/kg, 37.8 (5.46) days; and 30 mg/kg, 33.7 (4.83) days.

The Company plans to discuss these results with the U.S. Food and Drug Administration (“FDA”) in an End-of-Phase 1 meeting. Pending alignment with the FDA, the Company intends to pursue a Phase 2 study of TNX-1500 in kidney transplant recipients.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release of the Company, February 6, 2025
	99.02	Corporate Presentation by the Company for February 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: February 6, 2025	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer